REGISTRATION RIGHTS AGREEMENT


         This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of May 31, 1996, by and among SINCLAIR BROADCAST GROUP, INC., a Maryland corporation (the "Company"), RIVER CITY BROADCASTING, L.P., a Delaware limited partnership ("River City"), and such other persons and entities who shall have executed this Agreement and whose names appear on the Schedule of Registration Rights Holders attached hereto as Exhibit A, as such Schedule may be amended from time to time to reflect permitted additional Holders (as hereinafter defined).


                                    RECITALS

         WHEREAS, the Company and River City have entered into that certain Asset Purchase Agreement, dated as of April 10, 1996, as amended and restated as of May 31, 1996 (the "Asset Purchase Agreement"), pursuant to which, in pertinent part, the parties thereto agreed that the Company is to purchase all of River City's right, title and interest in certain of River City's assets;

         WHEREAS, pursuant to the terms of the Asset Purchase Agreement, River City will receive a portion of the purchase price in shares of the Company's Series A Exchangeable Preferred Stock, par value $.01 per share, which will be exchanged for and converted into shares of Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Convertible Preferred Stock"), which will be convertible into shares of Class A Common Stock, par value $.01 per share (the "Common Stock");

         WHEREAS, the Company and Barry Baker ("Baker") have entered into that certain Employment Agreement (the "Employment Agreement") and Stock Option Agreement (the "Stock Option Agreement"), each dated as of April 10, 1996, pursuant to which Baker has been granted stock options to purchase shares of Common Stock; and

         WHEREAS, pursuant to the terms of the Asset Purchase Agreement, the Employment Agreement and the Stock Option Agreement, the Company has agreed to register the shares of Common Stock received by the Holders (hereinafter defined pursuant to the terms and conditions set forth herein).


                                   AGREEMENTS

         NOW THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


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                                       I.

                                   DEFINITIONS

         1. "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         2. "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

         3. "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any court, panel, judge, board, bureau, commission, agency or other entity, body or other Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         4. "Holders" shall mean and include River City and any other person or persons or entity or entities who have executed this Agreement and whose names appear on the Schedule of Registration Rights Holders including any transferee permitted pursuant to Section VII(d) of this Agreement.

         5. "Person" means an individual or corporation, partnership, trust, unincorporated organization, association or other entity and includes any Governmental Authority.

         6. "Registrable Securities" means, collectively, (i) shares of Common Stock issuable upon conversion of the Series B Convertible Preferred Stock issued to River City under the Asset Purchase Agreement, (ii) shares of Common Stock issued or issuable upon conversion of any shares of Series B Convertible Preferred Stock that are issued in payment of the dividend preference with respect to any of the shares of Series B Convertible Preferred Stock described in the preceding clause (i) (and without regard to whether or not such shares of Series B Convertible Preferred Stock are then held by River City), (iii) securities issued or issuable with respect to any of the shares of Common Stock referred to in clauses (i) and (ii) above, upon any stock split, stock dividend, recapitalization or similar event, (iv) shares of Common Stock issued or issuable upon exercise of options granted to Barry Baker pursuant to the Stock Option Agreement, and (v) shares of Common Stock otherwise issuable pursuant to the terms of the Employment Agreement. Any Registrable Security will cease to be a Registrable Security when (i) such Registrable Security has been transferred pursuant to an effective registration statement under the Securities Act covering such Registrable Security (but not including any transfer exempt from registration under the Securities Act), (ii) such Registrable Security is no longer held of record by River City or any of the Holders or their successors or assigns, or (iii) the holder of such Registrable Security is then able to use Rule 144 promulgated under the Securities Act (or any successor provision) to transfer such Registrable Security without regard to any restrictions pursuant to Rule 144(k).

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         7.  "Securities  Act" means the Securities Act of 1933, as amended,  or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                                       II.

                             REGISTRATION STATEMENT

         (a) As soon as practicable following the closing of the Asset Purchase Agreement, the Company shall file with the Commission a registration statement on Form S-3 (or such other form as may be appropriate) (the "Registration Statement"), with respect to the sale of all of the Registrable Securities issued and outstanding at the time of such filing plus such other Registrable Securities (that are not issued and outstanding at such time) as may properly be registered at such time. As soon as practicable following the issuance of additional Registrable Securities, the Company shall cause the registration (through amendment of an existing Registration Statement or filing of an additional Registration Statement) with respect to such Registrable Securities not previously registered. The Company shall use its best efforts to have the Registration Statement declared effective by the Commission under the Securities Act as soon as reasonably practicable, and to keep the Registration Statement effective as long as there are Registrable Securities issued or issuable. The Company further agrees to supplement or make amendments to the Registration Statement if required by the registration form used by the Company for the Registration Statement or by the instructions applicable to such registration form or by the Securities Act, and to comply with all other requirements of the Securities Act applicable to the Company with respect to the registration of all Registrable Shares covered by the Registration Statement and in accordance with the intended methods of disposition by the Holders.

         (b) The Company shall have the right to postpone for up to ninety (90) days the sales of any Registrable Securities pursuant to the Registration Statement if the Company reasonably believes that such sales will have a material adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in any financing, acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other significant transaction; provided that the Company shall have the right to so postpone such filing or effectiveness only one (1) time during any period of twelve (12) consecutive months.


                                      III.

                             REGISTRATION PROCEDURES

         (a) COMPANY OBLIGATIONS. Following the closing of the Asset Purchase Agreement, the Company will as expeditiously as possible:

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                  (1)  furnish  to  the  Holders,  prior  to the  filing  of the
Registration Statement (or any prospectus, amendment or supplement thereto), copies of the Registration Statement as proposed to be filed, which documents will be subject to the reasonable review and comments of the Holders (and their respective attorneys), and the Company will not file any registration statement, any prospectus or any amendment or supplement thereto (or any such documents incorporated by reference) to which the Holders shall reasonably object in writing; and thereafter furnish to the Holders such number of copies of the Registration Statement, each amendment and supplement thereto (including any exhibits thereto), the prospectus included in the Registration Statement (including each preliminary prospectus) and such other documents as any Holder may reasonably request in writing in order to facilitate the disposition of the Registrable Securities; provided, however, that the obligation of the Company to deliver copies of prospectuses or preliminary prospectuses to any Holder shall be subject to the receipt by the Company of reasonable assurances from such Holder that such Holder will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses or preliminary prospectuses;

                  (2) use its best efforts to register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions as a Holder may reasonably request and do any and all other acts and things which may be reasonably necessary to enable the Holder to consummate the disposition in such jurisdictions of the Registrable Securities; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

                  (3) apply, prior to or concurrently with the filing of the Registration Statement, to the Nasdaq National Market System for the listing of the Registrable Securities and use its best efforts to obtain approval for listing of such stock;

                  (4) notify the Holders in writing at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly prepare, file with the Commission and make available to the Holders any such supplement or amendment;

                  (5) make available for inspection by the Holders and any attorney, accountant or other professional retained thereby (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspectors in connection with the Registration Statement. Records that the Company determines, in good faith, to be confidential and which

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it notifies  the  Inspectors  are  confidential  shall not be  disclosed  by the
Inspectors unless (i) in the judgment of counsel to the Company the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) the information in such Records is generally available to the public. The Holders agree that information obtained by them as a result of such inspections shall be deemed confidential and shall not be used by them as the basis for any market transactions in the securities of the Company unless and until such information is made generally available to the public. The Holders further agree that they will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential; and

                  (6) obtain a "cold comfort" letter from its independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the Holders or the managing underwriter of any underwritten offering of Registrable Securities reasonably request;

                  (7) obtain an opinion or opinions from its counsel in customary form and reasonably satisfactory to the Holders and their respective legal counsel;

                  (8) make generally available to the Holders earnings statements, which need not be audited, satisfying the provisions of Section 11(a) of the Securities Act no later than forty-five days after the end of the twelve-month period beginning with the first month of the first fiscal quarter commencing after the effective date of the Registration Statement, which earnings statements shall cover said twelve-month period;

                  (9) promptly notify each Holder of the issuance or threatened issuance of any stop order or other order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any preliminary prospectus, prospectus or prospectus supplement, use reasonable efforts to prevent the issuance of any such threatened stop order or other order, and, if any such order is issued, use its best efforts to obtain the lifting or withdrawal of such order at the earliest possible moment and promptly notify each Holder of any such lifting or withdrawal;

                  (10) if requested by any Holder, the Company will promptly incorporate in a prospectus supplement or post-effective amendment to the Registration Statement such information concerning such Holder and such Holder's intended method of distribution as such Holder reasonably requests to be included therein (and which is not inappropriate, in the reasonable judgment of the Company, after consultation with its outside legal counsel), including, without limitation, with respect to any change in the intended method of distribution, the amount or kind of Registrable Shares being offered by such Holder, the offering price for such Registrable Shares or any other terms of the offering or distribution of the Registrable Shares, and the Company will make all required filings of such prospectus supplement or post-effective amendment as soon as possible after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                  (11) as promptly as practicable after the filing with the SEC of any document which is incorporated by reference into a registration statement, notify each Holder of such filing and deliver a copy of such document to each Holder;

                  (12) cooperate with the Holders to facilitate the timely preparation and delivery of certificates, not bearing any restrictive legends, unless otherwise required by the Holders, representing the Registrable Shares to be sold under the Registration Statement, and enable such Registrable Shares to be in such denominations and registered in such names as such Holders may request;

                  (13) cooperate with the Holders, their respective legal counsel and any other interested party (including any interested broker-dealer) in making any filings or submissions required to be made, and the furnishing of all appropriate information in connection therewith, with the NASD;

                  (14) cause its subsidiaries to take all action necessary to effect the registration of the Registrable Shares contemplated hereby, including preparing and filing any required financial or other information;

                  (15) make available to the transfer agent for each class or series of Registrable Shares a supply of certificates or other instruments evidencing or constituting such Registrable Shares which shall be in a form complying with the requirements of such transfer agent, promptly after a registration thereof; and

                  (16) use its best efforts to keep each such registration or qualification effective, including through new filings, amendments or renewals, during the period the Registration Statement is required to be kept effective and do any and all other acts or thing reasonably necessary or advisable in connection with such registration or qualifications in all jurisdictions in which qualification or registration is necessary.

         (b) INFORMATION FROM HOLDERS. The Company may require the Holders to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as it may from time to time reasonably request and such other information as may be legally required in connection with such registration.

         (c) SUSPENSION OF SALES. The Holders agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection III(a)(4) hereof, they will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement until they receive copies of the supplemented or amended prospectus contemplated by subsection III(a)(4) hereof, and, if so directed by the Company, the Holders will deliver to the Company all copies, other than permanent file copies then in their possession, of the most recent prospectus (including any prospectus supplement) covering such Registrable Securities at the time of receipt of such notice.

         (d) UNDERWRITTEN OFFERINGS. To the extent that any Holders (including River City) seeking to offer at least 1,000,000 shares of Registrable Securities, whether or not issued, in the aggregate (as adjusted for any stock split or reverse stock split) propose to distribute their Registrable Securities through an underwritten offering, the Company shall enter into an underwriting agreement in customary form with a managing underwriter of nationally recognized standing selected for such underwriting by the requesting Holders holding a majority of the Registrable Securities proposed to be registered and otherwise approved by the Company, which approval shall not be unreasonably withheld or delayed; provided, that the Company shall not be required to enter into such an agreement or take the other actions required by it pursuant to this paragraph more often than once in any six month period. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting pursuant to this Article
III. Notwithstanding any other provision of this Article III, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Registrable Securities from such registration and underwriting. The Company shall so advise all Holders distributing their securities through such underwriting of any such limitation, and the number of shares of Registrable Securities held by Holders that may be included in the underwriting shall be allocated among the requesting Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities requested to be registered and held by all such requesting Holders at the time of filing the Registration Statement. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. In the event of any such underwritten public offering, the Company shall perform its obligations under the underwriting agreement, in usual and customary form, with the managing underwriter of such offering including, if required, filing a new registration statement or an amendment to an existing registration statement. In connection with any underwritten offering permitted pursuant to this Article III(d), the Company shall make its senior officers reasonably available to participate in "road show" presentations with respect to the sale of the securities covered by the Registration Statement. In connection with any underwritten offering pursuant to this Article III(d), the Company shall, to the extent requested by the underwriters for such offering, agree to refrain from the issuance or sale in any public offering of any shares of Common Stock of the Company for a period of up to 90 days following the date of the underwriting agreement entered into with respect to such underwritten offering.

         (e) "PIGGY-BACK" REGISTRATIONS. (i) If, at any time after the closing of the Asset Purchase Agreement, either the Company or the Holders propose to sell any Class A Common Stock in an underwritten public offering, then in each such case the Company or the Holders, as appropriate, shall, not later than 15 days prior to the execution of an underwriting agreement with respect to such offering, give written notice thereof to each Holder or the Company, as appropriate. Such notice shall specify, at a minimum, the number and class of

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shares or equity  securities so proposed to be sold,  the estimated  date of the underwriting agreement, any proposed means of distribution of the shares, the proposed managing underwriter or underwriters of such shares and a good faith estimate of the proposed maximum offering price thereof. Upon the written direction of any Holder or the Company, as appropriate, given within 10 days of the receipt by such Holder or the Company, as appropriate, of any such written notice (which direction shall specify the number of Registrable Securities intended to be disposed of by such Holder or the Company and the intended method of distribution thereof), the Company or the Holder shall include in the offering any or all of the Registrable Securities then owned by such Holder requesting such inclusion or the Company (a "Requesting Shareholder"), to the extent necessary to permit the sale or other disposition of the shares
constituting   such  number  of  Registrable   Securities  as  such   Requesting
Shareholder shall have so directed the Company, or the Company shall have directed the Holders, to be so included. Any Requesting Shareholder shall have the right to withdraw such direction by giving written notice to the Company or the Holders, as appropriate, to such effect within 5 days after giving such direction.

                  (ii) If any managing underwriter of an offering shall advise the Company and the Holders in writing that the inclusion in the offering of some or all of the Registrable Securities sought to be registered by the Requesting Shareholders creates a significant risk that the price per share the Company (in the case of an offering initially proposed by the Company) or the Holders (in the case of an offering initially proposed by the Holders) will derive from such offering will be adversely affected or that the number of shares or securities sought to be offered is too large a number to be reasonably sold, then the Company or the Holder, as appropriate, will include in such offering such number of shares or securities as the Company and such Holders are so advised can be sold in such offering without such an effect (the "Maximum Number"), in the following order of priority: (i) first, such number of shares or securities as the Company (in the case of an offering initially proposed by the Company) or the Holders (in the case of an offering initially proposed by the Holders) shall have set forth in the notice of its intent to offer and (ii) second, if the number of shares or securities to be offered under clause (i) is less than the Maximum Number, such number of Registrable Securities of each Requesting Shareholder pro rata in proportion to the number of shares or securities sought to be offered by the Requesting Shareholders which, when added to the number of shares or other equity securities to be offered by the Company (in the case of an offering initially proposed by the Company) or the Holders (in the case of an offering initially proposed by the Holders), equals the Maximum Number.


                                       IV.

                              REGISTRATION EXPENSES

         All fees and expenses incident to the Company's performance of or compliance with this Agreement shall be borne by the Company, including, without limitation, the following fees and expenses: (a) all SEC, National Association of Securities Dealers, Inc., stock exchange or other

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registration  and filing fees and listing fees; (b) the fees and expenses of the
Company's compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (c) printing expenses; (d) the fees and disbursements of counsel for the Company and the fees and expenses for independent certified public accountants (including the expenses of any annual audit, special audit, if necessary, and "cold comfort" letters required by or incident to the performance of any agreement with the underwriters of any underwritten offering of Registrable Securities) underwriters and other persons retained by the Company in connection with such registration; (e) fees of transfer agents and registrars; and (f) messenger and delivery expenses. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Company, the expenses of one counsel for all of the Holders with respect to the initial registration and with respect to each underwritten offering pursuant to Article III, and the expenses and fees for listing or authorizing for quotation the securities to be registered on each securities exchange on which any shares of the Common Stock are then listed or quoted.

                                       V.

                          INDEMNIFICATION; CONTRIBUTION

                  (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each Holder, each of such Holder's officers and directors and partners, and each of such Holder's legal counsel and independent accountants, if any, and each person controlling any such persons within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation, any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, and any of the foregoing incurred in settlement of any litigation, commenced or threatened) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus contained therein or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction by the Company in connection with any registration, qualification or compliance required hereunder or arising out of or based upon the Company's breach of any representation, warranty, covenant or agreement contained in this Agreement; provided, however, that the Company shall not be liable in any such case to the extent any of such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such Holder, as appropriate, expressly for use therein.

                  (b) INDEMNIFICATION BY HOLDERS. Each Holder severally agrees to indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company set forth above in (a), but only with respect to information furnished in writing by such Holder, or on its behalf expressly for use in the Registration Statement or prospectus relating to the Registrable Securities, any amendment or supplement thereto or any preliminary prospectus, under the heading "Selling Shareholders" and "Distribution" and provided that the obligation of each Holder to indemnify will be several and not joint. In case any action or proceeding shall be brought against the Company or its directors or officers, or any such controlling person, in respect of which indemnity may be sought against the Holder, the Holder shall have the rights and duties given to the Company, and the Company or its directors or officers or such controlling person shall have the rights and duties given to the Holder, by the preceding subsection (a) hereof.

                  (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any action or proceeding (including any governmental investigation) shall be brought or asserted against any person entitled to indemnification under subsections (a) or
(b) above (an "Indemnified Party") in respect of which indemnity may be sought from any party who has agreed to provide such indemnification (an "Indemnifying Party"), the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all expenses. Such Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party has agreed to pay such fees and expenses, or (ii) such Indemnified Party shall have been advised by counsel that there is an actual or potential material conflict of interest on the part of counsel employed by the Indemnifying Party to represent such Indemnified Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that Indemnified Party elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party; it being understood, however, that the Indemnifying Party shall not, in connection with any one cause action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such Indemnified Parties, which firm shall be designated in writing by such Indemnified Parties). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding or any threatened action or proceeding effected without its written consent, but if settled with its written consent or if there be a final judgment of the plaintiff in any such action or proceedings, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. The failure of any Indemnified Party to give prompt notice of a claim for indemnification hereunder shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is prejudicial to the ability of the Indemnifying Party to defend the action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

                  (d) CONTRIBUTION.  If the indemnification provided for in this
Section 5 is unavailable to the Indemnified Parties in respect of any losses, claims, damages, liabilities or judgment referred to herein, then such Indemnifying Party, in lieu of Indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities and judgments in the following manner: as between the Company on the one hand and any Indemnified Party entitled to indemnification under Section V(b) on the other, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and any Indemnified Party entitled to indemnification under Section V(b) on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of any Indemnified Party entitled to indemnification under Section V(b) on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No person guilty of fraudulent misrepresentation (within the means of subsection 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) SURVIVAL. The indemnity and contribution agreements contained in this Section 5 shall remain operative and in full force and effect with respect to any sales of Registrable Securities made pursuant to the Registration Statement regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company, and (iii) the consummation of the sale or successive resale of the Registrable Securities.

                                       VI.

                                 EXCHANGE RIGHTS

         The Company shall give notice (the "Trigger Event Notice") to the Holders of a Trigger Event (as defined in the Articles Supplementary to the Charter of the Company adopted on _____ ___, 1996 (the "Articles Supplementary")) within 30 days after the occurrence of such Trigger Event in such form as the Articles Supplementary require that notice be given to holders of Series B Preferred Stock. Thereafter, each Holder of shares of Class A Common Stock issued upon conversion of such Holder's Series B Preferred Stock prior to a Trigger Event shall have the right (the "Exchange Right") to exchange such Common Shares back into the number of shares of Series B Preferred Stock for which such shares of Common Stock were exchanged. Each Holder shall exercise the Exchange Right by giving a notice (an "Exchange Notice") to the Company within 30 days following receipt of the Trigger Event Notice, accompanied by certificates for the shares to be exchanged. Within five business days after receipt of an Exchange Notice and share certificates, the Company shall issue to the shareholder certificates representing the number of shares of Series B Preferred Stock for which such shares of Class A Common Stock represented by the certificates surrendered were exchanged, together with such dividend payments or accruals as would have been paid or accrued on such shares if they had been outstanding since the date of the Trigger Event and such notices as were delivered to holders of Series B Preferred Stock since the Trigger Event.

                                      VII.

                                  MISCELLANEOUS

                  (a) RULES 144 AND 144A. The Company covenants that following the registration of Registrable Shares it will file any reports required to be filed by it under the Securities Act and the Exchange Act so as to enable Holders holding Registrable Shares to sell such Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by (i) Rules 144 and 144A under the Securities Act, as each such Rule may be amended from time to time, or (ii) any similar rule or rules hereafter adopted by the SEC. Upon the request of any such Holder, the Company will forthwith deliver to such Holder a written statement as to whether it has complied with such requirements.

                  (b) AMENDMENTS AND WAIVERS. The provision of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given other than as mutually agreed upon in writing by the Company and the Holders of a majority of the Registrable Securities.

                  (c) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, regular mail, registered first-class mail, telex, fax or air courier guaranteeing overnight delivery:

                  (i)      if to the Company:

                           Sinclair Broadcast Group, Inc.
                           2000 W. 41st Street
                           Baltimore, Maryland  21211
                           Fax Number:  (410) 467-5043
                           Attn:  David B. Amy
                           with copies to:

                           Thomas & Libowitz, P.A.
                           100 Light Street, Suite 1100
                           Baltimore, Maryland  21202
                           Fax Number:  (410) 752-2046
                           Attn:  Steven A. Thomas, Esq.

                           and

                           Wilmer, Cutler & Pickering
                           100 Light Street
                           Baltimore, Maryland  21202
                           Fax Number:  (410) 986-2828
                           Attn: George P. Stamas, Esq. or John B. Watkins, Esq.

                  (ii)     if to River City:

                           River City Broadcasting, L.P.
                           1215 Cole Street
                           St. Louis, Missouri  63106-3897
                           Fax Number:  (314) 259-5709
                           Attn:  Barry Baker

                           with a copy to:

                           Dow, Lohnes & Albertson
                           A Professional Limited Liability Company
                           1205 New Hampshire Avenue
                           Suite 800
                           Washington, D.C.  20036-6802
                           Fax Number:  (202) 776-2222
                           Attn:  John Byrnes

                           and

                           Baker & Botts, L.L.P.
                           2001 Ross Avenue
                           Dallas, Texas  75201
                           Fax Number:  (214) 953-6503
                           Attn:  Andrew Baker

                           (iii) if to the other Holders, to their respective addresses and fax numbers listed on the signature pages hereto.

                  (d) SUCCESSORS AND ASSIGNS. No Holder may assign any rights or benefits under this Agreement without prior written consent of the Company; provided, that (i) River City may transfer Registrable Securities to its partners (and the general partner of River City may further transfer Registrable Securities to its stockholders), (ii) any Holder may transfer Registrable Securities to any entity controlling, controlled by, or under common control with such Holder, and (iii) any individual may transfer Registrable Securities to any member of his immediate family (i.e., a spouse, child, stepchild, parent or sibling), or to his or her heirs, executors or estate pursuant to the laws of descent and distribution, and any such transferee shall retain the rights of the transferor under this Agreement provided such transferee executes and becomes bound by the terms of this Agreement, and each such transferee shall become a Holder hereunder. The Company may not assign any rights or benefits under this Agreement without prior written consent of the Holders of a majority of the Registrable Securities. This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of the Company, River City and the other Holders.

                  (e) COUNTERPARTS. This Agreement may be executed in a number of identical counterparts and it shall not be necessary for the Company, River City and the Partners to execute each of such counterparts, but when each has executed and delivered one or more of such counterparts, the several parts, when taken together, shall be deemed to constitute one and the same instrument, enforceable against each in accordance with its terms. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart executed by the party against whom enforcement of this Agreement is sought.

                  (f)  HEADINGS.   The  headings  in  this   Agreement  are  for
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAW.

                  (h) SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or further laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement.

                  (i) ENTIRE AGREEMENT. This Agreement and the Asset Purchase Agreement are intended by the Company and the Holders as final expression of their agreement and is intended to be a complete and exclusive statement of their agreement and understanding in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the Company, and Holders with respect to such subject matter.

                  (j) THIRD PARTY BENEFICIARIES. Other than Indemnified Parties not a party hereto, this Agreement is intended for the benefit of the Company, the Holders and their respective successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                  THE COMPANY:

                                  SINCLAIR BROADCAST GROUP, INC.



                                  By: /s/ David B. Amy
                                      ------------------------------
                                      Name: David B. Amy
                                      Title: Chief Financial Officer



                                  RIVER CITY BROADCASTING, L.P.



                                  By:  Better Communications, Inc.,
                                             its General Partner

                                  By: /s/ Robert G. Quicksilver, VI
                                      -------------------------------
                                      Name: Robert G. Quicksilver
                                      Title: Vice President





  Signature Lines, Names, Addresses and Fax Numbers of other Holders To Appear in Exhibit A, to be amended as provided herein.]

                                    EXHIBIT A

                     Schedule of Registration Rights Holders

                                     - 15 -